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EXHIBIT 10.45

                 TRANS NEW ZEALAND OIL COMPANY

                              AND

           TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED

                       RUDD WATTS & STONE
                           SOLICITORS
                          WELLINGTON,
                   AUCKLAND AND NEW PLYMOUTH

                ASSIGNMENT AGREEMENT (PEP 38332)

THIS AGREEMENT is dated the 25th of August 1997

BETWEEN TRANS NEW ZEALAND OIL COMPANY of Nevada, USA ("TNZO")

AND TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED at Wellington
("TraNZ(NZ)")


RECITALS

A. As at the date of this Agreement, TNZO is the holder of a 20% participating interest in Petroleum Exploration Permit 38332
("the permit").

B. TNZO has agreed to transfer and TraNZ(NZ) has agreed to take on transfer such share in the permit, on the terms and conditions set out in this Agreement.

OPERATIVE PART

1.   ASSIGNMENT OF INTERESTS

1.1 Subject to this Agreement, in consideration for the sum of $1 (one New Zealand dollar), TNZO transfers and assigns to TraNZ(NZ) a 20% participating interest in the Permit, with effect from 31 July 1997 ("Effective Date").

1.2 TNZO retains all its rights relating to the interest to be assigned, until the Effective Date of the assignment.

1.3 With effect on and from the Effective Date, TraNZ(NZ) assumes the obligations and liabilities arising on and from the Effective Date (but always excluding the liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of the assigned interest and all rights under it to the same extent to which TNZO would have been so entitled had the interest not been assigned to TraNZ(NZ).

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2.   AGREEMENT CONDITIONAL

     This Agreement and the transfers and assignments provided for by it are conditional upon the consent of the Minister being given to this Agreement and to those transfers and assignments, pursuant to the Crown Minerals Act 1991.

3.   RESTORATION

     If the condition in Clause 2 is not satisfied, the parties will do all such things and execute all such documentation as may be necessary to restore the status quo ante between the parties.

4.   COUNTERPART EXECUTION

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument. However, this Agreement shall not have any effect until all of the parties named in it have either executed the same copy of this Agreement or have executed a counterpart of this Agreement.

5.   GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the laws of New Zealand.

EXECUTED AS AN AGREEMENT on the date set out at the head of the first page.

SIGNED for and on behalf of
TRANS NEW ZEALAND OIL COMPANY (NZ)
LIMITED By:

/s/ Jenni Lean                /s/ D.J. Bennett
Signature of Director         Signature of Director

SIGNED for and on behalf of
TRANS NEW ZEALAND OIL COMPANY
By its duly authorised attorney:

/s/ Jenni Lean
Signature of Attorney